U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

          Consent Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ ]    Preliminary Consent Statement       [  ]   Confidential For Use of the
                                                  Commission  Only as Permitted
                                                  by Rule 14a-6(e) (2))
[X]    Definitive Consent Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Materials Pursuant to Rule 14a-11(c) or Rule 14a-12

                           FINET HOLDINGS CORPORATION
                (Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Consent Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

     (1)  Title  of each  class of  securities  to  which  transaction  applies:
          ----------------------------------------------------------------------

     (2)  Aggregate   number  of  securities  to  which   transaction   applies:
          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:
          ----------------------------------------------------------------------

     (5)  Total Fee Paid:
          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:
          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:
          ----------------------------------------------------------------------

     (3)  Filing Party:
          ----------------------------------------------------------------------

     (4)  Date Filed:
          ----------------------------------------------------------------------

                          NOTICE AND CONSENT STATEMENT

                    For Action to be Taken by Written Consent
                      In Lieu of a Meeting of Shareholders



TO THE SHAREHOLDERS OF FINET HOLDINGS CORPORATION:

     Attached hereto is a Consent Statement which solicits the written consent of the shareholders of Finet Holdings Corporation (the "Company") to approve a consent resolution (the "Consent Resolution") authorizing an amendment to the Company's Restated Certificate of Incorporation to change the Company's name from Finet Holdings Corporation to FiNet.com, Inc. The affirmative written consent of a majority of the issued and outstanding shares of Common Stock of the Company is required to approve the amendment.

     Attached to the Consent Statement is a Consent Card which provides for approval of the Offering. The procedure for indicating approval of the Consent Resolution is described in the Consent Statement. The Consent Statement and the accompanying Consent Card are intended to be sent to Shareholders on or about April 23, 1999. The Company has set April 30, 1999 as the target date by which the Board of Directors desires to receive all written consents of Shareholders.

     All Shareholders are urged to sign and return the enclosed Consent Card as promptly as possible.

                                            By Order of the Board of Directors,



                                            Paige Lane
                                            Secretary

San Francisco, California
April 23, 1999

                           FINET HOLDINGS CORPORATION
                          3021 Citrus Circle, Suite 150
                         Walnut Creek, California 94598

                                CONSENT STATEMENT
                    FOR SHAREHOLDER ACTION BY WRITTEN CONSENT


     This Consent Statement is furnished in connection with the solicitation by the Board of Directors of Finet Holdings Corporation ("Finet" or the "Company") of the written consent of shareholders to approve a consent resolution (the "Consent Resolution") authorizing an amendment to the Company's Restated Certificate of Incorporation to change the Company's name from Finet Holdings Corporation to FiNet.com, Inc. The Company requests that all written consents be delivered to the Company on or before April 30, 1999. This Notice and Consent Statement and the enclosed Consent Card are first being mailed to shareholders of record at April 12, 1999 on or about April 23, 1999.

     Accompanying the Consent Statement is a Consent Card which provides for adoption of the Consent Resolution. The procedure for indicating approval of the Consent Resolution is described in detail in this Consent Statement.

     The cost of  preparing,  printing,  assembling  and  mailing  this  Consent
Statement and other material furnished to stockholders in connection with the solicitation of consents will be borne by the Company. In addition to the solicitation of consents by use of the mails, the officers, Directors and employees of the Company may solicit consents by written communications, by facsimile, telephone, telegraph or personal call. These persons are to receive no special compensation for any solicitation activities.



                                VOTING SECURITIES

     The matter being submitted for shareholder approval is to be acted upon by Written Consent, without a meeting, rather than by a vote held at a meeting. The Company has only one class of voting security, its Common Stock, entitled to one vote per share. As of the close of business on April 12, 1999, there were 78,113,311shares of the Company's Common Stock issued and outstanding. Only shareholders of record at the close of business on April 12, 1999 are entitled to act upon this matter by Written Consent.


                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock at March 15, 1999: (1) by each person known by the Company to own beneficially more than five percent of the Company's outstanding shares of Common Stock; (2) by each Director and Named Executive Officer of the Company; and (3) by all Directors and Named Executive Officers as a group. Except as otherwise indicated in the notes to this table, the holders listed below have sole voting and investment power with respect to such shares. For purposes of this table, a person is deemed to have "beneficial ownership" of any shares as of a given date which such person has the right to acquire within 60 days after such date. For purposes of computing the percentage of outstanding shares held by each person named below on a given date, any security which such person has the right to acquire within 60 days after such date is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.



                             ---------------------------Beneficial Ownership--------------------------
                             Name and Address of                     ----Common Stock----
                             Beneficial Owner                        # Owned              % Owned
                             -------------------                     -------             --------

Beneficial                   Jose Maria Salema Garcao                  12,263,900(1)        14.5%
Owners of                    Quinta Da Marinha, Lote
more than 5%                 CT-14, 2750 Cascais
of shares                    Portugal
outstanding
                             Cumberland Associates                      6,990,000(2)         9.0%
                             1114 Avenue of Americas
                             New York, NY 10036

                             Americo Ferreira Amorim                    8,000,000(3)        10.3%
                             Estefania 163
                             Porto, Portugal

                             James W. Noack                             4,202,768(4)         5.4%
                             854 Clifton Court
                             Benicia, CA 95410

Directors                    Jan C. Hoeffel                             1,563,158(5)         2.0%
And Named                    L. Daniel Rawitch                          1,946,973(6)         2.5%
Executive Officers           Mark L. Korell                               850,258(7)         1.2%
                             S. Lewis Meyer                               455,000(8)         1.0%
                             Stephen J. Sogin                             225,633(9)           *
                             Thomas L. Porter                             115,000(10)          *
                             Michael G. Conway                             90,000(11)          *
                             Richard Wilkes                                80,000(12)          *
                             Gary A. Palmer                                70,000(13)          *
                             Kevin Gillespie                               70,000(14)          *
                             Antonio Falcao                                40,000(15)          *
All Directors and                                                       3,957,182           11.8%
Executive Officers as a                                                 ---------
group


     The percent of class calculation is based on 78,113,311 shares of Common Stock outstanding as of April 12, 1999.

     *  Represents  less than 1% of the Common  Stock  outstanding  on March 15,
1999.


----------

(1)  Reflects  5,373,900  shares  beneficially  owned,   currently   exercisable
     warrants to acquire 6,850,000 shares and currently exercisable options to acquire 40,000 shares.

(2) Reflects 6,720,000 shares beneficially owned and currently exercisable warrants to purchase 270,000 shares.

(3) Reflects 7,000,000 shares beneficially owned and currently exercisable warrants to acquire 1,000,000 shares.

(4) Reflects 4,109,767 shares beneficially owned by him, 18,000 beneficially owned by his minor child and currently exercisable warrants to acquire 75,001 shares. 5 Reflects 1,562,241 shares beneficially owned by him and 917 shares beneficially owned by his spouse.

(6) Reflects 946,973 shares beneficially owned by him and currently exercisable warrants to acquire 1,000,000 shares.

(7) Reflects 125,000 shares beneficially owned by him and currently exercisable options to acquire 725,258 shares.

(8) Reflects currently exercisable warrants to acquire 350,000 shares and currently exercisable options to purchase 105,000 shares.

(9) Reflects 50,000 shares beneficially owned by him and currently exercisable options to purchase 175,633 shares.

(10) Reflects 40,000 shares beneficially owned by him and currently exercisable options to purchase 75,000 shares.

(11) Reflects 15,000 shares beneficially owned by him and currently exercisable options to purchase 75,000 shares.

(12) Reflects currently exercisable options to purchase 80,000 shares.

(13) Reflects currently exercisable options to purchase 70,000 shares.

(14) Reflects currently exercisable options to purchase 70,000 shares.

(15) Reflects currently exercisable options to purchase 40,000 shares.




                        SOLICITATION OF WRITTEN CONSENTS


     Under Delaware law and the Company's Bylaws, any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote on that action were present and voted. The matter being considered by the shareholders is being submitted for action by written consent, rather than by votes cast at a meeting. Set forth below under the caption "Proposal 1" is the text of the Consent Resolution being submitted for shareholder adoption by written consent. The Consent Resolution provides for the approval of an amendment to the Company's Certificate of Incorporation to change the Company's name to Finet.com, Inc. The Consent Resolution will be effective on the date on which the unrevoked written consents of a majority of the shares of Common Stock issued and outstanding approving the Consent Resolution are received by the Company (the "Effective Date"). The
Company requests that all written consents be delivered to the Company on or before April 30, 1999.

     Shareholders are being requested to indicate approval of and consent to the adoption of the Consent Resolution by exercising the enclosed Consent Card and by checking the box which corresponds to the action the shareholder wishes to take. FAILURE TO CHECK ANY OF THE BOXES WILL, IF THE CONSENT CARD HAS BEEN SIGNED, CONSTITUTE APPROVAL OF AND CONSENT TO THE ADOPTION OF THE CONSENT RESOLUTION. The text of the Consent Resolution has not been set out on the Consent Card because of space limitations. Nevertheless, signing and indicating approval on the Consent Card will be deemed to be written consent to the adoption of the Consent Resolution.

     Execution of the Consent Resolution by execution of the Consent Card will constitute your approval of the Proposal as a shareholder of the Company. The failure to execute and return a consent, and all abstentions and broker non-votes, will have the same effect as a vote against the Consent Resolution. Shareholders who do not approve and consent to the adoption of the Consent Resolution by execution of the Consent Card will nonetheless be bound by the Consent Resolution if sufficient written consents are received by the Company on or before the Effective Date to approve the Consent Resolution.

     The Board of Directors requests that each shareholder execute, date and mail or deliver the Consent Card to the Company at the following address:

                           Finet Holdings Corporation
                          3021 Citrus Circle, Suite 150
                         Walnut Creek, California 94598
                           (925) 906-9625 (Facsimile)

     Any Consent Card executed and delivered by a shareholder may be revoked by delivering written notice of such revocation prior to the Effective Date to the Company at the address set forth below. Consent Cards may not be revoked after the Effective Date.

                           Finet Holdings Corporation
                          3021 Citrus Circle, Suite 150
                         Walnut Creek, California 94598

                                   PROPOSAL 1

     APPROVAL OF AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION
                TO CHANGE THE COMPANY'S NAME TO FiNet.com, Inc.

     The Directors of the Company are recommending that the Company's Restated Certificate of Incorporation be amended to change the Company's name from Finet Holdings Corporation to FiNet.com, Inc. The Directors of the Company recommend such change because they believe that the name will be more representative of the Company's principal business of being an electronic commerce financial services company. Further, the Directors believe that the Company's current name leads to an incorrect assumption on the part of investors that the Company is a holding company for diverse businesses. The new name also matches the Company's Internet address and will promote recognition of the Company's Website.

     The change of the Company's name will not affect, in any way, the validity or transferability of currently outstanding stock certificates, nor will the Company's stockholders be required to surrender or exchange any stock certificates that they currently hold. In addition, the Company has requested that Nasdaq allow the Company to use the stock symbol "FNCM."

     The shareholders are asked to consent to the following resolution:

          "RESOLVED,   that  Article  FIRST  of  the  Restated   Certificate  of
     Incorporation be amended to read as follows:

          "FIRST:  Name.  The  name  of  the  corporation  is  FiNet.com,   Inc.
     (hereinafter referred to as the "Corporation").


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR".

                              SHAREHOLDER PROPOSALS

     The next Annual Meeting of Shareholders is expected to take place on or about November 19, 1999. In order to be considered for inclusion in the Company's proxy materials for the 1999 Annual Meeting, shareholder proposals must be received by the Company at its headquarters office no later than July 15, 1999 and must satisfy the conditions established by the Commission under Rule 14a-8 for shareholder proposals to be included in the Company's proxy materials for that meeting. In order for a shareholder proposal made outside of Rule 14a-8 to be considered "timely" within the meaning of Rule 14a-4(c), such proposal must be received by the Company at its headquarters office no later than September 30, 1999.

             ANNUAL REPORT ON FORM 10-KSB INCORPORATED BY REFERENCE

     A copy of the Company's Annual Report on Securities and Exchange Commission Form 10-KSB for the fiscal year ended April 30, 1998 including the financial statements and financial statement schedules, is incorporated by reference into this Consent Statement. A copy of the 1998 Form 10-KSB has been furnished to each Shareholder to whom this Consent Statement is delivered.

Walnut Creek, California
April 23, 1999


                              By Order of the Board of Directors

                              FINET HOLDINGS CORPORATION


                              /s/  Paige Lane
                              -----------------------------------
                              Paige Lane
                              Secretary

                           FINET HOLDINGS CORPORATION

                                  CONSENT CARD


              THIS CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF
                    DIRECTORS OF FINET HOLDINGS CORPORATION

     The undersigned Shareholder by checking the box below takes the following identified action with respect to the Consent Resolution:

     (1) Approval of an amendment to the Company's Restated Certificate of Incorporation to amend the Company's name to FiNet.com, Inc.

     [  ]   FOR          [  ]   AGAINST           [  ]   ABSTAIN


all as set forth in the Notice and Consent Statement dated April 23, 1999, the receipt of which is hereby acknowledged.


     Where no specification is made, the shares will be deemed to have consented to the approval of the Consent Resolution.

PLEASE DATE AND SIGN THE CONSENT CARD BELOW. IF STOCK IS REGISTERED IN THE NAME OF TWO OR MORE PERSONS, EACH MUST SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR,
ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY THE PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON. YOUR VOTE IS IMPORTANT, PLEASE FILL IN AND RETURN PROMPTLY.


YOUR CONSENT MAY BE FAXED TO THE COMPANY AT (925) 906-9625. PLEASE RETURN AN ORIGINAL BY MAIL.



                                   Dated:            , 1999



                                   Signature:
                                             ----------------------------------



                                   Signature:
                                             ----------------------------------